EXHIBIT 10.1

Second Amendment
To Amended and Restated Revolving
Credit and Term Loan Agreement

This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is entered into as of May 15, 2009, by and among:  Centerline Holding Company and Centerline Capital Group Inc. (collectively, the “Borrowers”); those Persons listed as Guarantors on Schedule 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”); and, pursuant to Section 23.1 of the Loan Agreement (as defined below), those Lenders constituting the Required Lenders, each as set forth on a counterpart signature page hereto, substantially in the form of Schedule 2 hereto (the “Required Lenders”).

RECITALS

Reference is made to the following facts that constitute the background of this Amendment:

A.           The parties hereto, among others, have entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement.

B.           The Borrowers have requested certain consents and amendments to the Loan Agreement that will (a) enable the Borrowers to increase the net worth of CMP by transferring certain Freddie Mac mortgage servicing rights from CMC to CMP and (b) revise the definition of “Net Worth” to address changes in the generally accepted accounting principles promulgated or adopted by the Financial Accounting Standards Board for the treatment of minority interests as reflected in the Statement of Financial Accounting Standards No. 160 (“FAS 160”).

C.           To implement the foregoing modifications, the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders agree that certain sections of the Loan Agreement should be amended on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.                      Amendment to Definition of Net Worth.  In recognition of the adoption of FAS 160, the definition of “Net Worth” set forth in Section 1.1.2 of the Loan Agreement is hereby amended to delete the struckthrough language and include the double underlined and bold language in the following:

Net Worth. CHC’s total ~~shareholders’~~ equity less non-controlling interests as set forth on the most recent balance sheet of CHC in accordance with GAAP as adjusted in the following manner, in each case, as such adjustment is approved by the Administrative Agent in its reasonable discretion: (i) by adding the amount attributable to Reclassified CRA Shares on the balance sheet of CHC to the extent not already included therein, (ii) by adding any charge to ~~shareholders’~~ equity based on (A) the difference between fair value of the Reclassified CRA Shares as of the date on which such shares required reclassification and the carrying basis of such shares, and (B) the difference between the fair value of the Reclassified CRA Shares as of the date on which such shares required reclassification and the future redemption price of such shares, and (iii) by eliminating the increase or decrease to ~~shareholders’~~ equity caused by the consolidation of Centerline High Yield CMBS Fund I LLC, Centerline High Yield CMBS Fund II LLC, Centerline High Yield CMBS Fund III LLC and Centerline Real Estate Special Situations Mortgage Fund LLC (collectively, the “Consolidated Funds”) solely because of the application of FIN 46.  At such time as changes in GAAP require a material alteration in the calculation of CHC’s Net Worth, shareholder equity or other similar measurements of CHC’s equity value, including, without limitation, in the event GAAP requires the calculation of so-called “controlling” and “non-controlling” equity, the Administrative Agent, the Borrowers and the Guarantors shall negotiate in good faith to revise the definition of Net Worth and to re-set the Net Worth covenant in Section 10.14 in order to continue to measure the economic health of CHC in a manner substantially equivalent to the manner in which CHC’s economic health is measured by the Net Worth covenant set forth in Section 10.14 on the Closing Date.  Following such changes in GAAP, and prior to the Administrative Agent, the Borrowers and the Guarantors agreeing to such revisions and re-set of the Net Worth covenant in Section 10.14, the definition of Net Worth and Section 10.14 in effect on the Closing Date shall continue to apply and for purposes of calculating Net Worth and compliance with Section 10.14 the Borrowers shall prepare supplements to their GAAP financial statements allowing the calculation of covenant compliance in accordance with GAAP as in effect on the Closing Date.

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Section 2.                      Amendment to Definition of GAAP.  In connection with the adoption of FAS 160, the definition of “GAAP” set forth in Section 1.1.2 of the Loan Agreement is hereby amended to allow for the preparation of financial statements in accordance with FAS 160.

Section 3.                      Consent to Transfer of Assets from CMC to CMP.  In accordance with Section 10.4.2(a) of the Loan Agreement, and in reliance upon the description of such transaction provided to the Agent in that certain Letter Agreement re: Collateral for Reimbursement Obligations under Master Agreements with Freddie Mac, dated as of April 30, 2009, by and among Freddie Mac and CMC, a copy of which is attached hereto as Schedule 3 (the “Letter Agreement”), the Required Lenders hereby consent to CMC’s transfer of those certain mortgage servicing rights of CMC relating to its business with Freddie Mac, as set forth on Schedule 4 hereto (the “Freddie MSRs”), to CMP in connection with Freddie Mac permitting CMP to originate and service loans for Freddie Mac without obtaining additional letters of credit or third party guarantees in support of CMP’s credit.

Section 4.                      Representations and Warranties.  The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Issuing Bank and the Administrative Agent as of the date of this Amendment that: (a) other than on account of certain accounts payable advances made on behalf of various funds and the protective advances made to a property that does not support the Bond Transaction, each as more fully described in that certain email, dated as of March 18, 2009, from Eliza Kwong, no Default is in existence on the date hereof, or will result from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this Amendment and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms.

Section 5.                      Ratification.  Except as hereby amended, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and, except as specified herein, this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.  In furtherance of the foregoing ratification, by executing this Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the other Loan Documents.

Section 6.                      Conditions Precedent.  The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until (i) receipt by the Administrative Agent of a fully-executed counterpart of this Amendment and (ii) payment by the Borrowers of all of the Administrative Agent’s reasonable fees associated with the preparation, negotiation, execution, delivery and administration of this Amendment and the Loan Agreement accrued through the date hereof, including without limitation, the Administrative Agent’s reasonable attorneys’ fees billed and outstanding through the date hereof as reflected on the Borrowers’ Serengeti e-billing system..

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Section 7.                      Counterparts.  This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.  Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

Section 8.                      Amendment as Loan Document.  Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Loan Agreement.

Section 9.                                GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 10.                      Successors and Assigns.  This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Issuing Bank, the Administrative Agent, the Agents and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 11.                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 12.                      Expenses.  Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 13.                      Integration.  This Amendment contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein.  This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 14.                      Waiver and Release.

(a)           The Borrowers and the Guarantors acknowledge and agree that, to their knowledge, as of the date hereof:  (i) none of the Borrowers or Guarantors have any claim or cause of action against the Administrative Agent or the Lenders arising out of, under or in any way relating to the Loan Agreement or the Loan Documents (including this Amendment), any documents, instruments, agreements, dealings or other matters in connection with the Loan Documents, the transactions contemplated by the Loan Documents, or any actions taken or not taken by the Administrative Agent or the Lenders in connection therewith; (ii) none of the Borrowers or the Guarantors have any offset rights, counterclaims or defenses of any kind against payment and performance of the obligations under the Loan Documents; and (iii) the Administrative Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrowers and the Guarantors under the Loan Documents.

(b)           In consideration of the amendments and consents provided by and the covenants of the Administrative Agent and the Lenders herein, the Borrowers and the Guarantors agree to eliminate any possibility that any past conditions, acts, omission, events, circumstances or matters, of which any of the Borrowers or Guarantors have knowledge as of the date hereof, would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.  Therefore, each of the Borrowers and the Guarantors, on their own behalf and on behalf of each of their respective successors and assigns, hereby waives, releases and discharges the Administrative Agent and the Lenders, from any and all claims, demands, actions or causes of action, of which any of the Borrowers or Guarantors have knowledge on or before the date hereof and arising out of, under or in any way relating to the Loan Documents (including this Amendment), any documents instruments, agreements, dealings or other matters connected with the Loan Documents, the transactions contemplated by the Loan Documents or any actions taken or not taken by the Administrative Agent or the Lenders in connection therewith, including, without limitation, all matters, claims, transactions or things occurring on or prior to the date hereof of which any of the Borrowers or Guarantors have knowledge.  The waivers, releases and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof.

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Section 15.                      Jury Trial Waiver.  THE BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS BY ACCEPTANCE OF THIS AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECOND AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ANY AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, ARISING OUT OF TORT, STRICT LIABILITY, CONTRACT OR ANY OTHER LAW, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:         CENTERLINE HOLDING COMPANY

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer and President

CENTERLINE CAPITAL GROUP INC.

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer

(Signatures continued on next page)

GUARANTORS:       CENTERLINE CAPITAL COMPANY LLC

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer and President

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer

CENTERLINE/AC INVESTORS LLC

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer

CENTERLINE HOLDING TRUST

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer

CENTERLINE INVESTORS I LLC

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer

CENTERLINE MANAGER LLC

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer

CENTERLINE GUARANTEED MANAGER LLC

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer

(Signatures continued on next page)

GUARANTORS (CONT.):   CENTERLINE REIT INC.

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chairman

CENTERLINE SERVICING INC.

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chairman

CENTERLINE FINANCE CORPORATION

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chairman

CENTERLINE INVESTOR LP LLC

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer and President

 CENTERLINE INVESTOR LP II LLC

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Executive Managing Director

CENTERLINE CREDIT MANAGEMENT LLC

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer and President

CM INVESTOR LLC

By:      /s/ Marc D. Schnitzer
      Name: Marc D. Schnitzer
      Title: Chief Executive Officer

(Signatures continued on next page)

CENTERLINE SERIES M INVESTOR LLC
By:  Centerline Affordable Housing Advisors LLC,
        its sole member

By:      /s/ Marc D. Schnitzer
Name: Marc D. Schnitzer
Title: Chief Executive Officer

Schedule 1

Guarantors

1.           Centerline Investor LP
2.           Centerline Investor LP II,
3.           CCC
4.           CAHA
5.           Centerline/AC
6.           Holding Trust
7.           Centerline Investors
8.           Centerline REIT Inc.
9.           Centerline Servicing Inc.
10.         Centerline Finance Corporation
11.         Credit Management
12.         CM Investor LLC
13.         Centerline Manager LLC
14.         Centerline Guaranteed Manager LLC
15.         Centerline Series M Investor LLC

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

[Name of Lender]

By: ________________________________
Name:
Title:

Representing _____% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments